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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D. C. 20549


                                   FORM 8-K


                                CURRENT REPORT
                        Pursuant To Section 13 Or 15(d)
                    Of The Securities Exchange Act Of 1934


Date of Report (Date of earliest event reported) April 15, 1998 (March 31, 1998)
                                                 -------------------------------

                            ROPER INDUSTRIES, INC.
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            (Exact name of registrant as specified in its charter)



   Delaware                         0-12273         51-0263969
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(State or other jurisdiction       (Commission    (I.R.S. Employer
of incorporation or organization)   File Number)   Identification No.)



   160 Ben Burton Road,        Bogart, Georgia          30622
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(Address of principal executive offices)



                                 (706)369-7170
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             (Registrant's telephone number, including area code)
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

On March 31, 1998, Roper Industries, Inc. (the "Company"), acting through its newly formed subsidiary Roper Acquisition Corp., completed the acquisition by merger pursuant to an Agreement and Plan of Reorganization ("Purchase Agreement") dated March 27, 1998, of all of the outstanding capital stock of Photometrics, Ltd., a Delaware corporation whose principal office is located in Tucson, Arizona, and which wholly owns a foreign sales affiliate located in Germany (collectively "Photometrics").

Photometrics develops, designs, manufactures and markets scientific grade digital imaging products world-wide in various market segments. Photometrics supplies several OEM's and markets directly to a diverse end-user base in the scientific research, industrial research and industrial process markets. The Company expects to consider the coordination and integration of certain of the operations of Photometrics with those of Princeton Instruments, Inc. ("Princeton"), another subsidiary, to eliminate redundancy, enhance efficiency and improve customer service at both business units. Notwithstanding this coordination and integration, the Company expects that the Photometrics and Princeton businesses will continue to be operated as separate operating divisions serving their respective traditional customer bases.

There were no prior material relationships between the Company or its affiliates and Photometrics, its shareholders, officers or directors. The purchase price of $37.0 million was determined by arms-length negotiations and was paid all in cash at closing. $3.0 million of the cash paid as part of the purchase price was placed in an escrow account established pursuant to an escrow agreement entered into for the purpose of securing certain of Photometrics' indemnification obligations contained in the Purchase Agreement. Photometrics had cash on hand of $1 million at closing. Other direct costs to the Company associated with the acquisition of Photometrics are approximately $.3 million.

The acquisition of Photometrics will be accounted for as a purchase.

The acquisition of Photometrics was financed primarily by borrowings under the Company's $200 million revolving credit agreement which was entered into on May 15, 1997.
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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial Statements of Business Acquired

     None Required

(b)  Pro Forma Financial Information

     None Required

(c)  Exhibits

     2 Agreement and Plan of Reorganization dated March 27, 1998, by and among Roper Industries, Inc., Roper Acquisition Corp., Photometrics, Ltd. and Certain Stockholders of Photometrics, Ltd.


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                                  SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                   ROPER INDUSTRIES, INC.
                                                   ----------------------
                                                       (Registrant)

Date  April 15,1998                            By: /s/ Martin S. Headley
      ---------------                              ------------------------
                                                   Martin S. Headley
                                                   Vice President and
                                                   Chief Financial Officer
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                                 EXHIBIT INDEX

Number    Exhibit*

2 Agreement and Plan of Reorganization dated March 27, 1998, by and among Roper Industries, Inc., Roper Acquisition Corp., Photometrics, Ltd. and certain stockholders of Photometrics, Ltd.

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* The following schedules or similar attachments to the above Exhibit have been omitted and will be furnished supplementally to the Commission upon request.


Exhibits

Exhibit A1               Selling Stockholders

Exhibit 2(b) Amended and Restated Certificate of Incorporation of Photometrics, Ltd.

Exhibit 2(j)(iii)(B)(1)  Noncompetition Agreement Signatories

Exhibit 2(j)(iii)(B)(2)  Noncompetition Agreement

Exhibit 5(a)(v)          Third Party Consents

Exhibit 5(a)(x)          Opinion of Counsel to the Company and the Stockholders

Exhibit 5(a)(xiii)       Consent of Spouse

Exhibit 5(b)(v)          Opinion of Counsel to Parent and Buyer

Exhibit 8(b)(iv)         Escrow Agreement


Disclosure Schedules

3(a)                     Organization of the Company
3(c)                     Noncontravention
3(d)                     Brokers' Fees
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3(f)                     Capital Structure
3(g)                     Financial Statements
3(h)                     Subsequent Events
3(k)                     Tax Matters
3(l)                     Leased Real Property
3(m)                     Intellectual Property
3(o)                     Contracts
3(q)                     Powers of Attorney
3(r)                     Insurance
3(s)                     Litigation
3(t)                     Product Warranty
3(w)                     Employee Benefits
3(y)                     Environment, Health and Safety
3(cc)                    At Will Employees